                                                                    EXHIBIT 10.2



BEAR, STEARNS

                                                        BEAR, STEARNS & CO. INC.

                                                                 245 PARK AVENUE
                                                        NEW YORK, NEW YORK 10167
                                                                  (212) 272-2000

                                                                ATLANTA - BOSTON
                                                  CHICAGO - DALLAS - LOS ANGELES
                                                        NEW YORK - SAN FRANCISCO
                                                  AMSTERDAM - GENEVA - HONG KONG
                                                          LONDON - PARIS - TOKYO

DECEMBER 9, 1994

GENERAL WIRELESS, INC.
6688 N. CENTRAL EXPRESSWAY
SUITE 1170
DALLAS, TX  75206

Attention:     ROGER D. LINQUIST
               PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dear Sirs:


     We are pleased to set forth the terms of the retention of Bear, Stearns & Co. Inc. ("Bear Stearns") by General Wireless, Inc. (collectively with its affiliates, the "Company").

     1. Bear Stearns will assist the Company as its exclusive financial advisor and placement agent in connection with any Financing (as such term is defined below). We have been advised by the Company that the Company will require an aggregate of up to approximately $100,000,000 to finance the purchase, financing and initial development of broadband personal communications services ("PCS") licenses in the upcoming Federal Communications Commission ("FCC") auctions of the Entrepreneur's Blocks (as defined in FCC PP Docket No. 93-253) in the 2 GHz band ( the "Use of Proceeds"). We are further advised that such amount is expected to be obtained from the proceeds of privately placed equity and/or debt securities of the Company (the "Financing"). Subject to the approval of Bear Stearns' Commitment Committee and the execution of a mutually acceptable Agency Agreement, Bear Stearns will assist the Company in the Company's efforts to structure and obtain the Financing. Bear Stearns agrees that it will not assist other potential PCS bidders in raising funding for the acquisition of PCS licenses in the FCC auctions of the Entrepreneurs's Blocks.

     In connection with our assignment as financial advisor, we would expect our services to involve: (i) assisting in the structuring of the securities to be offered, (ii) assisting in the drafting of a private placement memorandum and other marketing materials, (iii) identifying and contacting strategic and financial investors, (iv) assisting the Company in negotiations with potential investors, (v) if necessary, assisting the Company in its efforts to secure interim bank financing to fund bidding deposits required by the FCC, (vi) assisting the Company in its aucton planning and bidding strategy, (vii) assisting the Company with financial planning associated with the Financing and a contemplated initial public offering of common stock, and (viii)

GENERAL WIRELESS, INC.
JUNE 21, 1996
Page 2



assisting the Company in the identification and selection of petential members of its Board of Directors.

    2. In connection with Bear Stearns' activities on the Company's behalf, the Company agrees to cooperate with Bear Stearns and will furnish to, or cause to be furnished to, Bear Stearns any and all information and data concerning the Company, the Financing and the Use of Proceeds (the "Information") which Bear Stearns deems appropriate and will provide Bear Stearns and any potential investors with reasonable access to the Company's officers, directors, employees, appraisers, independent accountants, legal counsel and other consultants and advisors. The Company represents and warrants that all Information (a) made available to Bear Stearns or any potential investors by the Company, (b) contained in any private placement memorandum prepared by the Company with respect to the Financing (the "Memorandum") or (c) contained in any filing by the Company with any court or governmental regulatory agency, commission or instrumentality (an "Agency") with respect to the Financing will, at all times during the period of the engagement of Bear Stearns hereunder, be complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances under which such statements are made. The Company further represents and warrants that any projections and other Information provided by it to Bear Stearns or any potential investor or contained in the Memorandum will have been prepared in good faith and will be based upon assumptions which, in light of the circumstances under which they are made, are reasonable. The Company acknowledges and agrees that in rendering its services hereunder, Bear Stearns will be using and relying on the Information (and information available from public sources and other sources deemed reliable by Bear Stearns) without independent verification thereof by Bear Stearns or independent appraisal by Bear Stearns of any of the Company's assets. Bear Stearns does not assume responsibility for the accuracy or completeness of the Information or any other information regarding the Company, the Financing, any potential investor or the Use of Proceeds. Any advice rendered by Bear Stearns pursuant to this Agreement may not be disclosed publicly without, and any reference to Bear Stearns in any public communication by the Company shall be subject to, Bear Stearns' prior written consent. Bear Stearns will not distribute any written materials or make any representations specifically regarding the Company that are not contained in or consistent with the Memorandum or approved by the Company in advance.

    3. In consideration of our services pursuant to this Agreement, Bear Stearns shall be entitled to receive, and the Company agrees to pay Bear Stearns, the following compensation:

    (a) Upon execution of this Agreement, the Company shall pay to Bear Stearns an initial cash fee in the amount of $100,000, which shall be credited against the fees enumerated in subparagraph 3(c).

GENERAL WIRELESS, INC.
JUNE 21, 1996
Page 3


    (b) Upon the distribution of the Memorandum, the Company shall pay to Bear Stearns an additional cash fee in the amount of $100,000, which shall be credited against the fees enumerated in subparagraph 3(c).

    (c) Upon the first closing of any part of the Financing (and upon each subsequent closing, if any), the Company shall pay to Bear Stearns a cash fee equal to:

        (i) 5.00% of any preferred or common equity Financing raised from any operating companies actively engaged in the provision of telecommunication services or equipment, computer software or hardware, or any business generally involved in the operation of a communications business ("Strategic Investors") (other than (x) up to $1,000,000 of preferred or common equity shares or options on up to $1,000,000 of preferred or common equity shares to be issued to or held for members of the Board of Directors and (y) the Excepted Strategic Investors described in paragraph 3(b)(ii) below), one half of which fee (i.e., 2.50% of the proceeds of such Financing), shall be paid as described below in paragraph 3(c); plus

        (ii) 2.50% of any preferred or common equity Financing raised from Telecom Italia or Alcatel (the "Excepted Strategic Investors") which shall be paid in cash; plus

        (iii) 7.00% of any preferred or common equity Financing raised from any investors engaged principally in the management or investment of capital ("Financial Investors"), other than the Excepted Financial Investor described in paragraph 3(b)(iv) below and Accel Partners, one half of which fee, (i.e., 3.50% of the proceeds of such Financing), shall be paid as described below in paragraph 3(c); plus

        (iv) 3.50% of any preferred or common equity Financing raised from the pension fund of General Motors (the "Excepted Financial Investor") of which 1.50% shall be paid as described below in paragraph 3(c) and 2.00% shall be paid in cash; plus

        (v) 3.50% of the aggregate face amount of any letters of credit, standby letters of credit or other third party guarantees arranged; plus

        (vi) 3.50% of the aggregate principal amount of any debt Financing raised (other than (a) interim bank funding for the initial deposit with the FCC, (b) any debt

GENERAL WIRELESS, INC.
JUNE 21, 1996
Page 4

            Financing provided by suppliers to the Company or (c) the U. S. Government debt to be provided to the Company pursuant to the FCC rules).

GENERAL WIRELESS, INC.
JUNE 21, 1996
Page 5



    (d) Upon the first closing of any part of the equity Financing described in subparagraphs 3(b)(i), (iii) and (iv) above (and upon each subsequent closing, if any), the Company shall issue to Bear Stearns, dollar-for-dollar, the same equity securities of the Company having identical terms to those issued in any Financing in an amount equal to (i) 3.50% of the aggregate of any funds raised from Financial Investors, (ii) 2.50% of the aggregate of any funds raised from any Strategic Investors, (iii) 1.50% of the aggregate of any funds raised from the Excepted Financial Investor (together, the "Equity Compensation").

    (e) Bear Stearns shall be entitled to the fees enumerated in any preceding subparagraph of this paragraph 3 (i) upon the occurrence during the term, or within two years after the date of termination, of this Agreement, of any event specified in any such subparagraph or (ii) upon the occurrence of any event specified in any such subparagraph with respect to which an agreement was executed by the Company during the term or within two years after the date of termination of this Agreement.

    4. If, at any time prior to two years after the date hereof, the Company determines to retain an investment bank or other similar agent in connection with any related or unrelated investment banking services for the Company, the Company shall offer to retain Bear Stearns as its exclusive investment bank or agent for such services on customary and mutually acceptable terms and conditions.

    5. The fees set forth in paragraph 3 above shall be in addition to any other fees that the Company may be required to pay directly to any prospective Strategic or Financial Investors to secure its financing commitment. This Agreement does not constitute a commitment or undertaking on the part of Bear Stearns to provide any part of the Financing and does not ensure the successful arrangement or completion of the Financing or any portion thereof.

    6. In addition to the fees described in paragraph 3 above, the Company agrees to promptly reimburse Bear Stearns, upon request from time to time, for all reasonable out-of-pocket expenses incurred by Bear Stearns (including fees and disbursements of counsel up to a maximum of $50,000 (other than pursuant to the Indemnification Provisions hereof), and of other consultants and advisors retained by Bear Stearns, provided such consultants and advisors are retained with the Company's consent) in connection with the matters contemplated by this Agreement. Upon request, Bear Stearns will provide you with its customary summary of such out-of -pocket expenses.

    7. The Company shall not, directly or indirectly (except through Bear Stearns), sell or offer to sell any equity securities of the Company (or otherwise raise the Financing) during the

GENERAL WIRELESS, INC.
JUNE 21, 1996
Page 6



term of this Agreement without the specific consent of Bear Stearns. The Company shall promptly inform Bear Stearns of all contacts or indications of interest it or anyone on its behalf receives from any potential Strategic or Financial Investors.

    8. The Company agrees to indemnify Bear Stearns in accordance with the indemnification provisions (the "Indemnification Provisions") attached to this Agreement, which Indemnification Provisions are incorporated herein and made a part hereof and which shall survive the termination, expiration, or supersession of this Agreement.

    9. Either party hereto may terminate this Agreement at any time upon written notice, without liability or continuing obligation, except as set forth in the following sentence. Neither termination of this Agreement, except as provided in the preceeding sentence, nor completion of the assignment contemplated hereby shall affect: (i) any compensation earned by Bear Stearns up to the date of termination or completion, as the case may be, (ii) any compensation to be earned by Bear Stearns after termination pursuant to paragraph 3 hereof, (iii) the reimbursement of expenses incurred by Bear Stearns up to the date of termination or completion, as the case may be, (iv) the provisions of paragraphs 3-16 (excluding paragraph 7), inclusive, of this Agreement and (v) the attached Indemnification Provisions which are incorporated herein, all of which shall remain operative and in full force and effect. If Bear Stearns terminates this Agreement without cause it will be entitled to the fee set forth in paragraph 3(a), out-of-pocket expenses incurred up to the date of termination and the benefits of the Indemnification Provisions hereof.

    10. The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to agreements made and to be fully performed therein (excluding the conflicts of laws rules). The Company hereby irrevocably submits to the jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated hereby, which is brought by or against the Company and (i) hereby irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court,
(ii) to the extent that the Company has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, the Company hereby waives, to the fullest extent permitted by law, such immunity and (iii) agrees not to commence any action, suit or proceeding relating to this Agreement other than in such court. The Company hereby waives and agrees not to assert in any such suit, action or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that (a) the Company is not personally subject to the jurisdiction of any such court, (b) the Company is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to the Company or its property or (c) any such suit, action or proceeding is brought in an inconvenient forum.

GENERAL WIRELESS, INC.
JUNE 21, 1996
Page 7


    11. The benefits of this Agreement shall inure to the parties hereto, their respective successors and assigns, and to the indemnified parties hereunder and their respective successors and assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

    12. Each of the Company and Bear Stearns (and, to the extent permitted by law, on behalf of their respective equity holders and creditors) hereby knowingly, voluntarily and irrevocably waives any right it may have to a trial by jury in respect of any claim based upon, arising out of or in connection with this Agreement, the Financing or the Use of Proceeds. Each of the Company and Bear Stearns hereby certifies that no representative or agent of the other party has represented expressly or otherwise that such party would not seek to enforce the provisions of this waiver. Further, each of the Company and Bear Stearns acknowledges that each party has been induced to enter this Agreement by, inter
                                                                          -----
alia, the provisions of this paragraph.
- ----

    13. If it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that any term or provision hereof is invalid or unenforceable, (i) the remaining terms and provisions hereof shall be unimpaired and shall remain in full force and effect and (ii) the invalid or unenforceable provision or term shall be replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of such invalid or unenforceable term or provision.

    14. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understanding relating to the matters provided for herein. No alteration, waiver, amendment, change or supplement hereto shall be binding or effective unless the same is set forth in writing signed by a duly authorized representative of each party.

    15. The Company has all requisite corporate power and authority to enter into this Agreement and the transactions contemplated hereby (including, without limitation, the Financing and the Use of Proceeds). This Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company and has duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

    16. This Agreement does not create, and shall not be construed as creating, rights enforceable by any person or entity not a party hereto, except those entitled thereto by virtue of paragraph 9 and the Indemnification Provisions hereof. The Company acknowledges and agrees that (i) Bear Stearns is being retained solely to assist the Company in its efforts to structure and

GENERAL WIRELESS, INC.
JUNE 21, 1996
Page 8



obtain the Financing and that Bear Stearns is not being retained to advise the Company on, or to express any opinion as to, the wisdom, desirability or prudence of consummating the Financing or the Use of Proceeds and, (ii) Bear Stearns is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or creditors of the Company or any other person by virtue of this Agreement or the retention of Bear Stearns hereunder, all of which are hereby expressly waived. The Company also agrees that Bear Stearns shall not have any liability (including without limitation, liability for any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements resulting from any negligent act or omission of Bear Stearns) (whether direct or indirect, in contract, tort or otherwise) to the Company or to any person (including, without limitation, equity holders and creditors of the Company) claiming through the Company for or in connection with the engagement of Bear Stearns, this Agreement and the transactions contemplated hereby (including, without limitation, the Financing and the Use of Proceeds). The Company acknowledges that Bear Stearns was induced to enter into this Agreement by, inter alia, the provisions of this paragraph.

    17. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto. Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same Agreement.

GENERAL WIRELESS, INC.
JUNE 21, 1996
Page 9



    If the foregoing correctly sets forth our Agreement, please sign the enclosed copy of this letter in the space provided and return it to us.



                              Very truly yours,

                              BEAR, STEARNS & CO. INC.



                              By: ________________
                                 Richard De Rose
                                 Managing Director


Confirmed and Agreed to
this _____________ day of November 1994:

GENERAL WIRELESS, INC.



By: __________________
    Name:  Roger D. Linquist
    Title:  President and Chief Executive Officer

GENERAL WIRELESS, INC.
JUNE 21, 1996
Page 10



                          INDEMNIFICATION PROVISIONS


          The Company (as such term is defined in the Agreement (as such term is defined below)) agrees to indemnify and hold harmless Bear Stearns, to the fullest extent permitted by law, from and against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements (and any and all actions, suits, proceedings and investigations in respect thereof and any and all legal and other costs, expenses or disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which Bear Stearns is a party), directly or indirectly, caused by, relating to, based upon, arising out of or in connection with (a) Bear Stearns' acting for the Company, including, without limitation, any act or omission by Bear Stearns in connection with its acceptance of or the performance or non-performance of its obligations under the agreement dated
June 23, 1996 between Bear Stearns and General Wireless, Inc., as it may be amended from time to time (the "Agreement"), (b) any Financing (as such term is defined in the Agreement); (c) any untrue statement or alleged untrue statement of a material fact contained in, or omissions or alleged omissions from, the Memorandum (as such term is defined in the Agreement) or similar statements or omissions in or from any other information furnished by the Company to Bear Stearns or any Prospective Financier (as such term is defined in the Agreement) or Agency (as such term is defined in the Agreement), or (d) any Use of Proceeds (as such term is defined in the Agreement); provided, however, such indemnity
                                            --------  -------
agreement shall not apply to any portion of any such loss, claim, damage, obligation, penalty, judgment, award, liability, cost, expense or disbursement to the extent it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of Bear Stearns.

          These Indemnification Provisions shall be in addition to any liability which the Company may otherwise have to Bear Stearns or the persons indemnified below in this sentence and shall extend to the following: The Bear Stearns Companies Inc., Bear, Stearns & Co. Inc., their respective affiliated entities, directors, officers, employees, legal counsel, agents and controlling persons (within the meaning of the federal securities laws). All references to Bear Stearns in these Indemnification Provisions shall be understood to include any and all of the foregoing.

          If any action, suit, proceeding or investigation is commenced, as to which Bear Stearns proposes to demand indemnification, it shall notify the Company with reasonable promptness; provided, however, that any failure by Bear
                                    --------  -------
Stearns to notify the Company shall not

GENERAL WIRELESS, INC.
JUNE 21, 1996
Page 11



relieve the Company from its obligations hereunder. Bear Stearns shall have the right to retain counsel of its own choice to represent it, and the Company shall pay the fees, expenses and disbursements of such counsel; and such counsel shall, to the extent consistent with its professional responsibilities, cooperate with the Company and any counsel designated by the Company. The Company shall be liable for any settlement of any claim against Bear Stearns made with the Company's written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of Bear Stearns, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent includes, as an unconditional term thereof, the giving by the claimant to Bear Stearns of an unconditional and irrevocable release from all liability in respect of such claim.

          In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these Indemnification Provisions is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company, on the one hand, and Bear Stearns, on the other hand, shall contribute to the losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements to which the indemnified persons may be subject in accordance with the relative benefits received by the Company, on the one hand, and Bear Stearns, on the other hand, and also the relative fault of the Company, on the one hand, and Bear Stearns, on the other hand, in connection with the statements, acts or omissions which resulted in such losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements and the relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation. Notwithstanding the foregoing, Bear Stearns shall not be obligated to contribute any amount hereunder that exceeds the amount of fees previously received by Bear Stearns pursuant to the Agreement.

          Neither termination nor completion of the engagement of Bear Stearns referred to above shall affect these Indemnifications Provisions which shall then remain operative and in full force and effect.

                               AGENCY AGREEMENT


                                                               November 20, 1995
General Wireless, Inc.
6688 N. Central Expressway
Suite 1170
Dallas, TX 75206

Dear Sirs:

          We understand that General Wireless, Inc., a Delaware corporation (collectively with its affiliates, the "Company"), proposes to issue and sell privately up to 375,000 Units, each Unit consisting of two shares of Class C Common Stock and one Class C Common Stock Purchase Warrant (collectively, and including shares of, and warrants to purchase shares of, the Company's Class B Common Stock that may be sold to members (including advisory members) of the Company's Board of Directors as well as certain other warrants that may be sold to GM Investment Management Corp. or related entities, the "Securities"), for gross proceeds of up to $75,000,000 in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), by means of the Private Placement Memorandum dated November 1995 (such Private Placement Memorandum, as it may be amended or supplemented from time to time, including any addenda, exhibits or other attachments thereto, being hereinafter referred to as the "Private Placement Memorandum"). The Securities are proposed to be issued and sold for the purpose of raising capital to be used by the Company to fund the Company's participation in the upcoming auction of broadband personal communications services licenses ("PCS Licenses") in the Entrepreneurs' Blocks (as defined in FCC PP Docket No. 93-253) in the 2 Ghz band and for certain related purposes, including pre-construction operating activities (as more fully described in the Private Placement Memorandum in the section entitled "Use of Proceeds," the "Use of Proceeds").

          Pursuant to an agreement dated December 9, 1994 between the Company and Bear, Stearns & Co. Inc. ("Bear Stearns") (as amended pursuant to a letter dated the date hereof and as amended from time to time hereafter, the "Engagement Agreement"), Bear Stearns has been engaged as the exclusive placement agent through which the Company will privately offer and sell the Securities. The Company now proposes to confirm the appointment of Bear Stearns as the exclusive placement agent through which the Company will offer and sell the Securities and to provide for certain additional matters respecting such appointment.

The Company and Bear Stearns agree as follows:

1.   Appointment.  On the basis of the representations, warranties and covenants
     -----------
     contained in this Agreement, but subject to the terms and conditions set forth herein, the Company hereby confirms its appointment of Bear Stearns as the Company's exclusive placement agent during the Offering Period (as such term is defined below) for the purpose of

                                       1.

General Wireless, Inc.
November 20, 1995
Page 2

     finding purchasers for the Securities (the "Purchasers"), for the account and risk of the Company, through the private placement herein contemplated (the "Offering"). Subject to the performance by the Company of its obligations under this Agreement and the completeness and accuracy of all the representations and warranties contained herein, Bear Stearns confirms its acceptance of such appointment and agrees, on the terms and conditions herein set forth, to use its reasonable best efforts, in accordance with its customary practice, during the period (the "Offering Period") which commenced on January 3, 1995 and which shall terminate on the Offering Termination Date (as such term is defined below) to find prospective Purchasers of the Securities. The Company expressly acknowledges and agrees that Bear Stearns' obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not in any way constitute a commitment by Bear Stearns to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof.

2.   Term.  Bear Stearns' appointment and agency under this Agreement shall be
     ----
     deemed to have commenced on the first day of the Offering Period and shall continue through and including the earlier of (i) the final closing of the sale of the Securities contemplated hereby (the "Closing") or (ii) the date that either the Company shall have given written notice to Bear Stearns of the termination of either this Agreement or the Engagement Agreement in accordance with its terms, or Bear Stearns shall have given written notice to the Company of termination of either this Agreement or the Engagement Agreement in accordance with its terms (the date on which such agency is terminated being hereinafter referred to as the "Offering Termination Date"). Upon the Offering Termination Date, the agency created by this Agreement shall terminate without obligation on the Company's part or on the part of Bear Stearns, except for the obligation of the Company to pay fees and expenses in accordance with the Engagement Agreement and Section 7 of this Agreement, and to provide indemnities in accordance with the terms of the Engagement Agreement and Section 8 of this Agreement and the attached Indemnification Provisions, all of which shall continue in effect after such Offering Termination Date.

3.   Furnishing of Offering Memorandum and Other Information.  The Company
     -------------------------------------------------------
     authorizes and directs Bear Stearns to furnish, and to continue during the Offering Period to furnish, to prospective Purchasers, the Private Placement Memorandum. In connection with Bear Stearns' activities pursuant to this Agreement, the Company agrees to cooperate with Bear Stearns and shall furnish to, or cause to be furnished to, Bear Stearns any and all information concerning the Company, the Securities and the Use of Proceeds (the "Information") which Bear Stearns reasonably deems appropriate and shall provide Bear Stearns with access to the Company's officers, directors, employees, appraisers, independent accountants, legal counsel and other consultants and advisors. The Company

                                       2.

General Wireless, Inc.
November 20, 1995
Page 3

     acknowledges and agrees that, in rendering its services hereunder, Bear Stearns will be using and relying on the Information (and information available from public sources and other sources deemed reliable by Bear Stearns) without independent verification thereof by Bear Stearns or independent appraisal by Bear Stearns of any of the Company's assets, business or prospects. Bear Stearns does not assume responsibility for the accuracy or completeness of the Information or any other information regarding the Company, the Securities, the Offering, the Purchasers or the Use of Proceeds.

4.   Representations and Warranties.  The Company represents, warrants and
     ------------------------------
     agrees with Bear Stearns as follows:

          (i) Each of the Company and its subsidiaries (individually, a "Subsidiary" and, collectively, the "Subsidiaries") (a) is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full power and authority (corporate and other), to own or lease its properties and assets and to conduct its business, all as described in the Private Placement Memorandum, (b) has good and marketable title to, or valid, subsisting and enforceable leasehold estates in, all properties material to the conduct of its business, free and clear in each case of any lien, encumbrance, claim or other restriction, except for liens, encumbrances, claims and other restrictions which, considering all such items individually and in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), operating results, business affairs and prospects of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect"), (c) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction wherein the character of the properties or assets owned or leased by it or the nature of its activities requires such qualification, except where, considering all such cases individually and in the aggregate, the failure to be so qualified would not have a Material Adverse Effect and (d) is not in breach or violation of any statute, judgment, decree, order, rule or regulation of any court, regulatory body or administrative agency or other governmental body, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their respective activities or properties, except for breaches and violations which, individually and in the aggregate, would not have a Material Adverse Effect.

          (ii) Upon the consummation of the Recapitalization (as defined in the Private Placement Memorandum in the section entitled "Certain Investments"), the Company will have duly authorized and validly outstanding equity capitalization as described in the Private Placement Memorandum and will

                                       3.

General Wireless, Inc.
November 20, 1995
Page 4

             have the adjusted equity capitalization described therein at the Closing (based on the assumptions set forth in the Private Placement Memorandum). The outstanding shares of each class of the Company's capital stock are validly issued, fully paid and non-assessable and were not issued in violation of or subject to any preemptive or other similar rights. There are no existing plans or obligations to issue equity securities (or options, rights, warrants or other securities or indebtedness convertible into equity securities) or incur indebtedness of the Company, except as described in the Private Placement Memorandum.

          (iii) The Company and each of its Subsidiaries have all requisite power and authority, and all consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, required to own, lease and operate its properties and conduct its business as now being conducted and as described in the Private Placement Memorandum, other than the PCS Licenses on which the Company proposes to bid as described in the Private Placement Memorandum, and no such consent, approval, authorization, order, registration, qualification, license or permit contains, or, in the case of the PCS Licenses, is expected to contain, a materially burdensome restriction that is not disclosed in the Private Placement Memorandum. All of the issued and outstanding capital stock of each Subsidiary has been duly and validly issued and is fully paid and non-assessable and free of pre-emptive rights and is owned by the Company or another Subsidiary free and clear of any lien, adverse claim, security interest, restriction on transfer, shareholder's agreement, voting trust or encumbrance whatsoever, except as disclosed in the Private Placement Memorandum. Each of the Subsidiaries and its jurisdiction of incorporation or formation is listed on Schedule 4(iii) hereto.

          (iv) The Company has all requisite corporate power and authority to
             (a) enter into this Agreement and all other legal documentation pursuant to which the Securities are to be issued and sold (such other documentation being referred to herein as the "Purchase Documents"), (b) issue and sell the Securities as contemplated hereby and in the Private Placement Memorandum and (c) effect the Use of Proceeds as described in the Private Placement Memorandum. This Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforcement hereof may be limited by (x) bankruptcy,

                                       4.

General Wireless, Inc.
November 20, 1995
Page 5

             insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (y) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (z) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party, where such indemnification or contribution is contrary to public policy. The Use of Proceeds and the issuance and sale of the Securities have been or will be, prior to the Closing, duly and validly authorized by all necessary corporate action on the part of the Company.

          (v) Before the Closing, the Purchase Documents will have been duly and validly authorized by all necessary corporate action on the part of the Company and will have been duly executed and delivered by the Company. When duly executed and delivered by the Company, the Purchase Documents will constitute legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party, where such indemnification or contribution is contrary to public policy. When duly issued pursuant to the terms of the Purchase Documents, the Securities shall be duly and validly authorized, issued and outstanding (and, in the case of equity Securities, shall be fully paid and nonassessable). Before the Closing, any capital stock issuable upon exercise of the Class C Common Stock Purchase Warrants will have been duly authorized and reserved for issuance upon such exercise, and such capital stock shall be, when so issued, validly issued and will not be issued in violation of preemptive or other similar rights.

          (vi) Since the date as of which information is given in the Private Placement Memorandum and, except as disclosed in the Private Placement Memorandum, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, business, affairs, prospects or properties of the Company, whether or not arising in the ordinary course of business, (b) any transaction entered into, or any liabilities or obligations undertaken or incurred, by the Company or any Subsidiary, whether or not in the ordinary course of business, that is material to the Company, or (c) any dividend or

                                       5.

General Wireless, Inc.
November 20, 1995
Page 6

             distribution of any kind declared, paid or made by the Company on its capital stock or any other payment or investment made by the Company.

          (vii) The Private Placement Memorandum as of its date, and each amendment, addendum and supplement thereto, as of their respective dates, will be complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they are made; provided that the Company makes no representation or warranty as to statements in, or omissions from, the Private Placement Memorandum in reliance upon and in conformity with written information furnished to the Company by or on behalf of Bear Stearns expressly for use therein. Any projections and other Information contained in the Private Placement Memorandum or provided to Bear Stearns or any prospective Purchaser will have been prepared in good faith and will be based upon assumptions which, in light of the circumstances under which they are made, were reasonable.

          (viii) Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation or bylaws or in default (nor has an event, act or condition occurred which with notice, lapse or time or both could constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such violations or defaults that would not have a Material Adverse Effect, or that would not adversely affect the consummation of this Agreement or the Purchase Documents or the transactions contemplated thereby and by the Private Placement Memorandum. The execution and delivery of this Agreement and the Purchase Documents, the incurrence of the obligations herein and therein set forth, the consummation of the transactions described or contemplated herein, therein or in the Private Placement Memorandum and compliance with the terms hereof and thereof by the Company (including without limitation, the issuance and sale of the Securities) do not and will not result in any violation of the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time or both could constitute a default), or require consent or waiver under, or result in the creation or imposition of any lien, charge or encumbrance

                                       6.

General Wireless, Inc.
November 20, 1995
Page 7

             upon any property or assets of the Company under (a) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any such Subsidiary is a party or by which it may be bound or to which any of its properties may be subject or (b) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, any of its Subsidiaries or any of their respective properties.

          (ix) There is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding, at law or in equity, to which the Company or any Subsidiary is a party or of which any property or assets of the Company or any Subsidiary is the subject, before or by any court, arbitrator, governmental official, commission, board or other governmental or administrative body which could have a Material Adverse Effect, or upon the ability of the Company to conduct its operations as described in the Private Placement Memorandum, or that could adversely affect the consummation of the transactions contemplated by the Purchase Documents, this Agreement or the Private Placement Memorandum.

          (x) No permit, consent, approval, authorization or, declaration to or filing with any governmental or regulatory authority, or court is required in connection with the execution, delivery and performance of the Purchase Documents and this Agreement, the consummation by the Company of the transactions contemplated in the Private Placement Memorandum, this Agreement and the Purchase Documents or the offer, sale and delivery of the Securities as contemplated hereby except for the filing on Form D with the Securities and Exchange Commission (the "Commission") and as may be required under state securities or "blue sky" laws or the laws of any foreign jurisdiction and except for filings with the FCC that may be required in connection with the Company's bidding on the PCS licenses.

          (xi) Neither the Company nor any person authorized to act on the Company's behalf (other than Bear Stearns or Mr. Ugo Assi, pursuant to that certain Consulting Agreement between Mr. Assi and the Company, executed by the Company on December 15, 1995, a true and correct copy of which has been provided to Bear Stearns (the "Consulting Agreement")) has, directly or indirectly, offered the Securities for sale to, or solicited any offers to purchase the Securities from, or otherwise approached or negotiated in respect thereof with any person or persons. Neither the Company nor any person authorized

                                       7.

General Wireless, Inc.
November 20, 1995
Page 8

             to act on the Company's behalf has, directly or indirectly, taken any action that would prevent the offering and sale of the Securities from complying with the requirements of all applicable securities laws or render unavailable any exemption from the registration provisions of the Securities Act relied upon in making any offer or sale of the Securities, or the state securities or "blue sky" laws or jurisdictions in which the Securities will be offered.

          (xii) The offer and sale of the Securities, in the manner and under the circumstances contemplated by the Private Placement Memorandum, do not require registration of the Securities under the Securities Act.

          (xiii) The Company is not, and will not be as of the Closing, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (xiv) The Company is not required to have made, and has not made, any filing or report with the Commission pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company's financial statements included in the Private Placement Memorandum present fairly the consolidated financial condition of the Company as of the date of such statement. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with generally accepted accounting principles, applied consistently throughout the period involved.

          (xv) (a) The execution and delivery of the Purchase Documents and the sale of the Securities to the Purchasers do not involve any non-exempt prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1954, as amended (the "Code") on the part of the Company.

             (b) Neither the Company nor any of its Subsidiaries has established or maintained, or made any contribution to, any employee pension benefit plan within the meaning of Section 3(2) of ERISA or any "multiemployer plan" within the meaning of Section 3(37) of ERISA.

          (xvi) All tax returns required to be filed by the Company or any of its Subsidiaries in any jurisdiction (including foreign jurisdictions) have been so filed and all taxes, assessments, fees and other charges including, without limitation, withholding taxes, penalties, and interest ("Taxes") due or claimed to be due

                                       8.

General Wireless, Inc.
November 20, 1995
Page 9

             have been paid, other than those Taxes being contested in good faith and those Taxes for which adequate reserves or accruals have been established in accordance with generally accepted accounting principles, except where the failure to file such returns or to pay such Taxes is not reasonably likely to have, singly or in the aggregate, a Material Adverse Effect. The Company knows of no actual or proposed additional tax assessments for any fiscal period against the Company or any of its Subsidiaries.

          (xvii) Except as disclosed in the Private Placement Memorandum, (i) each of the Company and its Subsidiaries is in compliance with the provisions of all applicable environmental laws relating to its business, properties, assets and facilities, or the ownership, use, control, management, operation or occupancy thereof, where the failure to be in such compliance is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; (ii) neither the Company nor any of its Subsidiaries has violated any provision of any applicable environmental laws, which violation is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; (iii) neither the Company nor any of its Subsidiaries has any liability, absolute or contingent, under any applicable environmental law, which liability is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          (xviii) The Company is the sole and exclusive owner of licensee of all trade names, unregistered trademarks and service marks, brand names, patents, registered and unregistered copyrights, registered trademarks and service marks, and all applications for any of the foregoing, and all permits, grants and licenses or other rights with respect thereto, the absence of which would have or could reasonably be expected to have a Material Adverse Effect. The Company has not been charged with any infringement of any intangible property of the character described above or been notified or advised of any claim of any other person relating to any of the intangible property which infringements or claims (individually or in the aggregates, would have a Material Adverse Effect.

          (xix) Except for fees and expenses payable to Bear Stearns, there are no other fees and expenses payable by the Company to a broker, dealer, finder or agent in connection with the placement and sale of the Securities.

          (xx) Upon consummation of the Recapitalization, the Company will meet all requirements necessary to qualify as a "Small Business" for purposes of the FCC's rules and regulations applicable to the auction of the PCS Licenses and

                                       9.

General Wireless, Inc.
November 20, 1995
Page 10

             will be eligible to bid as such on the 30 MHz "C" and "F" frequency blocks to be auctioned in the "entrepreneurs' auction" of PCS Licenses to be held by the FCC.

5. Covenants of the Company. The Company covenants and agrees with Bear Stearns
   ------------------------
that:

   (i) At the Closing, the Company will deliver or cause to be delivered to Bear Stearns, in addition to the documents referred to in Section 9 of this Agreement, copies of any other opinion or opinions of counsel to the Company, certificates of the Company and such other documents as are delivered to the prospective Purchasers at the Closing and will obtain appropriate letters or assurances from the persons delivering such opinions, certificates and other documents to the effect that Bear Stearns is entitled to rely thereon as if they were addressed to Bear Stearns.

   (ii) The Company will endeavor in good faith and in cooperation with Bear Stearns, to qualify, to the extent required by applicable law, the sale of the Securities for offering and sale under the applicable securities or "blue sky" laws of such jurisdictions as Bear Stearns may designate and the Company will use its best efforts to maintain such qualifications in effect for as long as may be required for the distribution of the Securities. In each jurisdiction where the Securities shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction.

   (iii) The Company will, so long as any Securities remain outstanding, furnish directly to Bear Stearns one copy of any annual or interim financial statements or other financial information required to be sent, and any other communications sent to holders of the Securities at the same time as such financial statements or other financial information shall be required to be sent, or such other communications are sent to such holders.

   (iv) The Company will file with the Commission all notices and other documents required pursuant to Section 4 of the Securities Act, including notices on Form D in accordance with Rule 503 contained in Regulation D under the Securities Act.

   (v) The Company will deliver to Bear Stearns, from time to time, such number of copies of the Private Placement Memorandum, the addenda and exhibits thereto and the agreements and documents referred to therein, including, without limitation, the Purchase Documents, as Bear Stearns may reasonably request.

   (vi) If any event relating to or affecting the Company shall occur as a result of which it is necessary or advisable, in the reasonable opinion of Bear Stearns or Latham &

                                      10.

General Wireless, Inc.
November 20, 1995
Page 11

        Watkins, counsel for Bear Stearns, to amend or supplement the Private Placement Memorandum in order to make the Private Placement Memorandum not misleading in the light of the circumstances existing at the time it is delivered to a prospective Purchaser or in order to comply with any applicable state securities or "blue sky" laws, the Company will forthwith prepare and furnish to Bear Stearns a reasonable number of copies of an amendment or amendments of, a supplement or supplements to, or an addendum or addenda to, the Private Placement Memorandum (in form and substance reasonably satisfactory to Bear Stearns) which will amend or supplement the Private Placement Memorandum so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Private Placement Memorandum is delivered to a prospective Purchaser, not misleading and it will comply with any applicable state securities or "blue sky" laws. The Company will advise Bear Stearns of the occurrence of any such event known to it, will advise Bear Stearns promptly after it receives knowledge or notice thereof, of any communication with the Commission or any state securities commissioner concerning the initiation of any proceeding concerning the offering of the Securities, and will advise Bear Stearns promptly after it receives knowledge or notice thereof, of the commencement of any lawsuit or proceeding relating to the offering of the Securities. The Company agrees not to make any amendments, supplements or addenda to the Private Placement Memorandum to which Bear Stearns shall reasonably object.

   (vii) The Company shall, at all times upon request from the date hereof through the Closing, (a) make available to each prospective Purchaser, or its advisers or both, such information (in addition to that contained in the Private Placement Memorandum) concerning the Offering and the Company, and any other relevant matters, as they possess or can acquire without unreasonable effort or expense and (b) provide each prospective Purchaser, or its advisers or both, the opportunity to ask questions of, and receive answers from, the Company concerning the Offering.

   (viii) Subject to mutual agreement as to times and locations, the Company shall make such members of the Company's management available to participate in sales meetings with prospective Purchasers as Bear Stearns may reasonably request.

   (ix) Neither the Company nor any of its subsidiaries will offer and sell securities of the Company if, as a result of the doctrine of "integration" referred to in Rule 502 of the rules and regulations under the Securities Act, such offer and sale would render invalid the sale of the Securities under the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof.

                                      11.

General Wireless, Inc.
November 20, 1995
Page 12

(x) The Company will timely and fully comply with all of its covenants and other obligations under the Purchase Documents.

   (xi) The Company shall cause Arthur Andersen LLP to deliver to Bear Stearns, prior to the Closing, any financial statements of the Company audited or reviewed by Arthur Andersen LLP for any period subsequent to October 31, 1994 together with any related consent delivered by Arthur Andersen LLP in connection therewith, but only to the extent that such financial statements or consents are delivered to Purchasers or prospective Purchasers of the Securities.

   (xii) The Company agrees that during the terms of Bear Stearns' agency hereunder neither the Company nor any person authorized to act on the Company's behalf (other than Bear Stearns) will, without the consent of Bear Stearns, directly or indirectly, offer the Securities for sale to, or solicit any offers to purchase the Securities from, or except as Bear Stearns may specifically request, otherwise approach or negotiate in respect thereof with, any other person or persons. In the event any person or persons contacts the Company or any such authorized person with respect to the purchase of the Securities, the Company will refer such person or persons to Bear Stearns. Neither the Company nor any person authorized to act on the Company's behalf will, directly or indirectly, take any action that would prevent the offering and sale of the Securities from complying in all respects with the requirements of all applicable securities laws or render unavailable any exemption from the registration provisions of the Securities Act relied upon in making any offer or sale of the Securities, or the state securities or "blue sky" laws of jurisdiction in which the Securities will be offered.

   (xiii) The Company agrees to indemnify Bear Stearns in connection with any claim or demand for commission or other compensation by any broker, finder, agent or similar intermediary claiming to have been employed by or on behalf of the Company, and to bear the cost of reasonable legal expenses incurred in defending against any such claim.

   (xiv) At all times during the Offering Period, the Company shall provide each prospective Purchaser, at a reasonable time or times prior to such purchase, the opportunity to ask questions and obtain such information about the Company, its businesses, financial condition and prospects, and about the Securities and the Use of Proceeds, as such prospective Purchaser may reasonably request.

   (xv) The Use of Proceeds shall be as described in the Private Placement Memorandum.

                                      12.

General Wireless, Inc.
November 20, 1995
Page 13

   (xvi) Concurrently with any issuance of Securities to Bear Stearns as compensation for its services under the Engagement Agreement, the Company shall extend to Bear Stearns the opportunity to become a party to any registration rights agreement and stockholders agreement entered into between the Company and the Purchasers with respect to the Securities, such that Bear Stearns will have, with respect to any Securities acquired by Bear Stearns as compensation for its services under the Engagement Agreement, the same rights and obligations as the other Purchasers have as parties to such registration rights agreement and stockholders agreement.

6. Representations, Warranties and Covenants of Bear Stearns.
   ---------------------------------------------------------

   (a) Bear Stearns represents and warrants that it is a member of the National Association of Securities Dealers, Inc., and a broker-dealer registered as such under the Exchange Act, and under the securities laws of the jurisdictions in which the Securities were offered or sold by it, and Bear Stearns has all corporate power and authority to perform its obligations under this Agreement in connection with the Offering.

   (b)  Bear Stearns agrees that:

       (i) insofar as its actions are concerned, offers and sales of the Securities will be made in compliance with state "blue sky" laws;

       (ii) it will offer the Securities only to persons, believed by Bear Stearns, based solely upon its existing business relationships with such persons, to be qualified, at the time of such offer, as an "accredited investor" within the meaning of Rule 501
          (a)(1),(2),(3),(7) or (8) under the Securities Act (each an "Accredited Investor"), or a "qualified institutional buyer" within the meaning of Rule 144A of the Securities Act;

       (iii) it will not use any offering or selling materials in connection with the offer or sale of the Securities other than materials approved by the Company and that it will provide to each of the prospective Purchasers all materials provided to it by the Company for distribution to such prospective Purchasers;

       (iv) it will not offer the Securities by means of any form of general solicitation or general advertising, including, but not limited to (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or any broadcast over television or radio or (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

                                      13.

General Wireless, Inc.
November 20, 1995
Page 14

       (v) it will not offer the Securities for sale in such a manner or under such circumstances as would require qualification of the Securities under the state securities or "blue sky" laws of any jurisdiction other than those jurisdictions designated in writing by Bear Stearns to the Company prior to Closing;

       (vi) at the direction of the Company, Bear Stearns will furnish each prospective Purchaser and its representative, if any, with such information in addition to the Private Placement Memorandum as such prospective Purchaser reasonably requests in connection with the offering and sale of the Securities; and

       (vii) At the Closing, Bear Stearns will deliver to the Company a Placement Certificate in the form annexed hereto as Exhibit E.

7. Fees and Expenses.  The Company hereby confirms that the Engagement Agreement
   -----------------
   remains in full force and effect in accordance with its terms, including, without limitation, the provisions regarding the payment of fees to Bear Stearns and the reimbursement of Bear Stearns' expenses. In furtherance of the Engagement Agreement, the Company hereby confirms that it will pay or cause to be paid the following notwithstanding a termination of this Agreement, including termination pursuant to Sections 2 and 10 hereof, subject, however, to the aggregate limitation on the fees, disbursements and expenses of Latham & Watkins set forth in the Engagement Agreement: (a) the fees, disbursements and expenses of Latham & Watkins in connection with the review of the Private Placement Memorandum and the placement of the Securities and the negotiation and execution of the Purchase Documents and all related agreements and documentation; (b) the expenses incurred in connection with th e qualification of the Securities under the securities or "blue sky" laws of the jurisdictions designated by Bear Stearns in accordance with Section 5(ii) hereof, including filing fees and the fees and disbursements of Latham & Watkins, if any, in connection therewith; and (c) any other direct out-of-pocket expenses of Bear Stearns that Bear Stearns may incur in connection with the Offering or that are otherwise incident to the performance of the obligations of Bear Stearns under this Agreement and the Engagement Agreement, including, but not limited to, legal, printing, qualification and travel expenses incurred in connection with the offering for sale of the Securities.

8. Indemnification.  The Company agrees to indemnify Bear Stearns in accordance
   ---------------
   with the indemnification provisions attached hereto (the "Indemnification Provisions"), which provisions are incorporated by reference herein and made a part hereof and which shall survive the termination, expiration or supersession of this Agreement.

9. Conditions of Closing.  The Company agrees that the sale of the Securities
   ---------------------
   and the release of funds on the date of the Closing shall be conditioned on and subject to the accuracy of

                                      14.

General Wireless, Inc.
November 20, 1995
Page 15

   its representations and warranties as of the Closing, performance of its covenants and other obligations hereunder, delivery of the Securities and your notification to the effect that the following conditions have been met on the date of the Closing or have been waived by Bear Stearns:

   (a) The definitive Purchase Documents shall have been duly executed and delivered by the parties thereto, on substantially the terms and conditions described in the Private Placement Memorandum, and shall be in full force and effect.

   (b) The representations and warranties made by the Company herein, shall be true and correct in all material respects at and as of the date of the Closing with the same effects as though such representations and warranties had been made on and as of the date of the Closing. The Company shall have complied in all material respects with its covenants and other obligations hereunder. Bear Stearns shall have received a certificate, dated the date of the Closing, signed by the Chief Financial Officer of the Company, to the effect that (i) he has examined the Private Placement Memorandum and such Private Placement Memorandum did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that the foregoing representation and warranty shall not apply to any statement or omission contained in the Private Placement Memorandum as originally issued or in any amendment, addendum or supplement thereto to the extent the same is superseded by a subsequent such amendment, addendum or supplement; (ii) the Company has performed in all material respects all obligations required to be performed by it hereunder prior to or on the date of the Closing; and (iii) the representations and warranties contained in
       Section 4 of this Agreement are true and correct in all material respects at the Closing with the same effect as though expressly made at and as of the Closing.

   (c) Bear Stearns shall have received a satisfactory opinion, addressed to it and dated the date of the Closing, of Brobeck, Phleger & Harrison LLP with respect to the matters set forth on Exhibit B hereto, and of Skadden, Arps, Slate, Meagher & Flom with respect to the matters set forth in Exhibit B and Exhibit C hereto, and each such opinion to the effect that Bear Stearns may rely upon the opinion delivered by the applicable law firm to the Purchasers pursuant to the Purchase Documents as if it were addressed to Bear Stearns.

   (d) Bear Stearns shall have received a satisfactory opinion, dated the date of the Closing, of Latham & Watkins addressed to Bear Stearns, with respect to the matters set forth in Exhibit D hereto.

                                      15.

General Wireless, Inc.
November 20, 1995
Page 16

(e) Bear Stearns shall have received copies of the Purchase Documents and all agreements, opinions and certificates related thereto, each duly executed by the parties thereto, and appropriate letters or assurances from the persons delivering such opinions, certificates and other documents to the effect that Bear Stearns and its counsel is entitled to rely thereon as if they were addressed to Bear Stearns and its counsel.

   (f) Since November 1, 1995, there shall not have occurred a material adverse change in the financial condition, earnings, prospects, business, affairs or properties of the Company, or in regulations or other legal restrictions applicable to, entities engaged, or proposing to be engaged, in the business of wireless data or voice transmission.

   (g) The issuance and sale of the Securities by the Company shall not be enjoined under the laws of any jurisdiction to which the Company is subject (temporarily or permanently) at the date of the Closing.

   (h) The Company shall have paid all costs, fees and expenses required to be paid by them hereunder and pursuant to the Purchase Documents and the Engagement Agreement.

   (i) The Purchasers shall have accepted delivery of not less than 150,000 Units in the aggregate and paid the purchase price therefor, which purchase price shall not be less than $200.00 per Unit, in full.

   (j) Bear Stearns shall have been furnished with such additional information, opinions and documents as Bear Stearns or its counsel may reasonably require in order to evidence the accuracy or completeness of any of the representations or warranties or the fulfillment of any of the covenants and conditions herein contained and in order to qualify the Securities under the securities or "blue sky" laws of the jurisdictions designated by Bear Stearns in accordance with the provisions of Section 5(ii) hereof.

   If any of the conditions specified in this Section 9 shall not have been fulfilled when and as required by this Agreement to be fulfilled or waived, Bear Stearns shall inform the Company in writing of each condition that has not been fulfilled or waived and shall permit the Company a reasonable time under the circumstances to fulfill such condition, after which time this Agreement and all Bear Stearns' obligations hereunder may be canceled by Bear Stearns by notifying the Company of such cancellation in writing at any time at or prior to the Closing, and the sale of the Securities shall not take place. Any such cancellation or termination shall be without liability of any party to any other party except that the provisions of Section 8 and the Indemnification Provisions hereof shall continue after such termination of the Agreement.

                                      16.

General Wireless, Inc.
November 20, 1995
Page 17

10. Termination.  Notwithstanding any other provisions hereof or of the
    -----------
   Engagement Letter, this Agreement may be terminated by Bear Stearns at any time prior to the Closing if Bear Stearns shall determine, in its sole discretion, that there has been (a) a materially adverse change in either (i) the business, financial condition, results of operations or prospects of the Company, (ii) the financial, political, or market conditions or circumstances in the United States or in any jurisdiction in which the Securities will be offered so as to make it undesirable, impractical, or inadvisable to proceed with this Agreement or the private offering contemplated hereby or (iii) regulations or other legal restrictions applicable to entities engaged, or proposing to be engaged, in the business of wireless data or voice transmission; (b) a new legal or regulatory restriction not in effect on the date hereof has been proposed or becomes effective that adversely affects the distribution of securities generally or of the Securities; (c) an outbreak of national hostilities in which the United States is involved or there has been some other substantial national or international calamity; (d) any action by any government in any jurisdiction in which the Securities will be offered in respect of its monetary affairs which has or would have a materially adverse effect on the securities markets of those jurisdictions in which the Securities will be offered; (e) there has been a suspension of the sale of the Securities by any governmental authority in any jurisdiction in which the Securities will be offered or there has been proceedings for that purpose instituted or known to be contemplated; (f) if trading on the New York or American Stock Exchanges shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the Commission or any other governmental authority having jurisdiction; or (g) if a banking moratorium has been declared by a state or federal authority, or if a moratorium in foreign exchanges trading by major international banks or persons has been declared.

11. GOVERNING LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE
    -------------
    GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO THE AGREEMENTS MADE AND TO BE FULLY PERFORMED THEREIN (EXCLUDING THE CONFLICTS OF LAWS RULES). THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, OR ANY OF THE AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY, WHICH IS BROUGHT BY OR AGAINST THE COMPANY, AND (I) HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT, (II) TO THE EXTENT THAT THE COMPANY HAS ACQUIRED, OR HEREAFTER MAY ACQUIRE, ANY IMMUNITY FROM JURISDICTION OF ANY SUCH COURT OR FROM ANY LEGAL PROCESS THEREIN, THE COMPANY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, SUCH IMMUNITY AND (III) AGREES NOT TO COMMENCE ANY ACTION, SUIT OR

                                      17.

General Wireless, Inc.
November 20, 1995
Page 18

    PROCEEDING RELATING TO THIS AGREEMENT OTHER THAN IN SUCH COURT. THE COMPANY HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT, ACTION OR PROCEEDING, IN EACH CASE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (A) THE COMPANY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, (B) THE COMPANY IS IMMUNE FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO THE COMPANY OR ITS PROPERTY OR (C) ANY SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM.

12. Successors and Assigns.  The benefits of this Agreement shall inure to the
    ----------------------
    parties hereto, their respective successors and assigns, and to the indemnified parties hereunder and their successors and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

13. Partial Invalidity.  If it is found in a final judgment of a court of
    ------------------
    competent jurisdiction (not subject to a further appeal) that any term or provision hereof is invalid or unenforceable, (i) the remaining terms and provisions hereof shall be unimpaired and shall remain in full force and effect and (ii) the invalid or unenforceable provision or term shall be replaced by a term or provision that is valid and enforceable and that come closest to expressing the intention of the invalid or unenforceable term or provision.

14. Survival.  All representations, warranties and agreements contained herein
    --------
    or contained in certificates of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Bear Stearns, and shall survive the Closing.

15. Entire Agreement; Amendments.  This Agreement and the exhibits hereto embody
    ----------------------------
    the entire agreement and understanding of the parties and supersede any and all prior agreements, arrangements and understandings (other than the Engagement Agreement) relating to matters provided for herein. The parties hereby confirm that, notwithstanding the execution and delivery of this Agreement, they intend for the Engagement Agreement to continue in full force and effect hereafter until terminated in accordance with its terms; provided, however, that in the event of an inconsistency between the Engagement Agreement and this Agreement, this Agreement shall control. No alteration, waiver, amendment, change or supplement hereto shall be binding or effective unless the same is set forth in writing, signed by a duly authorized representative of each party.

16. WAIVER OF JURY TRIAL.  EACH OF THE COMPANY AND BEAR STEARNS (AND, TO THE
    --------------------
    EXTENT PERMITTED BY LAW, ON BEHALF OF THEIR RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY

                                      18.

General Wireless, Inc.
November 20, 1995
Page 19

    IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE OFFERING OR THE USE OF PROCEEDS. EACH OF THE COMPANY AND BEAR STEARNS HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY HAS REPRESENTED EXPRESSLY OR OTHERWISE THAT SUCH PARTY WOULD NOT SEEK TO ENFORCE THE PROVISIONS OF THIS WAIVER. FURTHER, EACH OF THE COMPANY AND BEAR STEARNS ACKNOWLEDGES THAT EACH PARTY HAS BEEN INDUCED TO ENTER THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.
                  ----- ----

17. No Creation of Third Party Rights.  This Agreement does not create, and
    ---------------------------------
    shall not be construed as creating, rights enforceable by any person not a party hereto, except those entitled thereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that (i) Bear Stearns is being retained solely to assist the Company in its efforts to obtain and structure the Offering and that Bear Stearns is not being retained to advise the Company on, or to express any opinion on, the wisdom, desirability or prudence of consummating the Offering or the Use of Proceeds; and (ii) Bear Stearns is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or creditors of the Company or any other person by virtue of this Agreement and the retention of Bear Stearns hereunder, all of which is hereby expressly waived. The Company also agrees that Bear Stearns shall not have any liability (including without limitation, liability for any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements (collectively, "Losses") resulting from any act or omission of Bear Stearns) (whether direct or indirect, in contract, tort or otherwise) to the Company or to any person (including, without limitation, equity holders and creditors of the Company) claiming through the Company for or in connection with the engagement of Bear Stearns, this Agreement and the transactions contemplated hereby (including, without limitation, the Offering and the Use of Proceeds), other than liability to the Company for a breach by Bear Stearns of the express contractual obligations created by this Agreement and the Engagement Agreement or liability to the Company for Losses to the extent that such Losses are found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of Bear Stearns. The Company acknowledges that Bear Stearns was induced to enter into this Agreement by, inter alia, the provisions of this paragraph.
    ----- ----

18. Information Provided by Bear Stearns. The Company acknowledges that the
    ------------------------------------
    statements set forth in the Private Placement Memorandum under "Other Matters--Plan of Distribution" constitutes the only information furnished in writing by or on behalf of Bear Stearns expressly for use in the Private Placement Memorandum.
19. Counterparts.  This Agreement may be executed in one or more counterparts,
    ------------
    each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      19.

General Wireless, Inc.
November 20, 1995
Page 20

20.  Notices.  All communications under this Agreement shall be in writing and
     -------
either delivered personally or sent by certified mail, return receipt requested, as follows:

If to Bear Stearns:

   Bear, Stearns & Co. Inc.
   245 Park Avenue
   New York New York 10167
   Attention: Norman Frost


If to the Company:

   General Wireless, Inc.
   6688 N. Central Expressway
   Suite 1170
   Dallas, TX 75206
   Attention: Roger Linquist

With a copy to:

   Skadden, Arps, Slate, Meagher & Flom
   1440 New York Avenue, N.W.
   Washington, D.C. 20005
   Attention:  Ronald C. Barusch

21. Captions.  The Paragraph titles herein are for reference purposes only and
    --------
    do not control or affect the meaning or interpretation of any term or provision hereof.

                                      20.

General Wireless, Inc.
November 20, 1995
Page 21

       If the foregoing correctly sets forth our agreement, please sign the enclosed copy of this Agreement in the space provided below and return it to us, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                    Very truly yours,

                                    BEAR, STEARNS & CO.  INC.



                                    By:______________________________
                                          Managing Director

Confirmed and Agreed to as of
the ____ day November, 1995

GENERAL WIRELESS, INC.



By:______________________________

Name:____________________________

Title:___________________________

                                      21.

General Wireless, Inc.
November 20, 1995
Page 22

       If the foregoing correctly sets forth our agreement, please sign the enclosed copy of this Agreement in the space provided below and return it to us, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                       Very truly yours,

                                       BEAR, STEARNS & CO.  INC.



                                       By:__________________________
                                              Managing Director



Confirmed and Agreed to as of
the ____ day November, 1995

GENERAL WIRELESS, INC.



By:__________________________

Name:________________________

Title:_______________________

                                      22.

General Wireless, Inc.
November 20, 1995
Page 1

                                   EXHIBIT A

                           INDEMNIFICATION PROVISIONS



       The Company (as such term is defined in the Agency Agreement (as such term is defined below)) agrees to indemnify and hold harmless Bear Stearns, to the fullest extent permitted by law, from and against any and all losses, claims, damages, obligations, penalties, judgments, liabilities, costs, expenses and disbursements (and any and all actions, suits, proceedings and investigations in respect thereof and any and all legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which.Bear Stearns is a party), as and when incurred, directly or indirectly, caused by, relating to, based upon, arising out of or in connection with (a) Bear Stearns' acting for the Company, including, without limitation, any act or omission by Bear Stearns in connection with its acceptance of or the performance or nonperformance of its obligations under the Agency Agreement dated November 20, 1995, between Bear Stearns and General Wireless, Inc., as it may be amended for time to time (the "Agency Agreement"); (b) the Offering; (c) any untrue statement or alleged untrue statement of a material fact contained in, or omissions or alleged omissions from, the Private Placement Memorandum (as such terms is defined in the Agency Agreement), including any amendment thereof or supplement or addendum thereto, or similar statements or omissions in or from any other information furnished by the Company to Bear Stearns or to any prospective Purchaser (as such term is defined in the Agreement), including any amendment thereof or supplement or addendum thereto, or similar statements or omissions in or from any other information furnished by the Company to Bear Stearns or to any prospective Purchaser (as such term is defined in the Agreement); provided, however, that
                                                      --------  -------
the Company shall not be liable in any such case to the extent, but only to the extent, (i) that any such losses, claims, damages, obligations, penalties, judgements, liabilities, costs, expenses and disbursements arise out of or are based upon any such untrue statement or alleged untrue statements or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of Bear Stearns expressly for use therein; (d) breaches by the Company of any of its representations, warranties or agreements contained in or incorporated into the Agency Agreement; or (e) the Use of Proceeds; provided, however, such indemnify agreement shall
                            --------  -------
not apply to any portion of any such loss, claim, damage, obligation, penalty, judgment, liability cost, disbursement or expense to the extent it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of Bear Stearns.

General Wireless, Inc.
November 20, 1995
Page 2

       These Indemnification Provisions shall be in addition to any liability which the Company may otherwise have to Bear Stearns or the persons indemnified below in this sentence and shall extend to the following: The Bear Stearns Companies Inc., Bear, Stearns & Co. Inc., and their respective affiliated entities, directors, officers, employees, legal counsel, agents and controlling persons of Bear Stearns within the meaning of the federal securities laws. All references to Bear Stearns in these Indemnification Provisions shall be understood to include any and all of the foregoing.

       If any action, suit, proceeding or investigation is commenced, as to which Bear Stearns proposes to demand indemnification, it shall notify the Company in writing with reasonable promptness; provided, however, that any
                                               --------  -------
failure by Bear Stearns to notify the Company shall not relieve the Company from its obligations hereunder, except to the extent that the Company has been materially prejudiced by such failure. The Company shall pay the reasonable fees, expenses and disbursements ("Legal Costs") of counsel chosen and retained by Bear Stearns to represent it in connection with any such action, suit, proceeding or investigation provided that such counsel shall be reasonably acceptable to the Company; and further provided, however, that following such receipt of notice from Bear Stearns that Bear Stearns proposes to demand indemnification hereunder, the Company may elect in writing to assume the defense of such action, suit, proceeding or investigation, and, upon such election, the Company shall not be liable for any Legal Costs subsequently incurred by Bear Stearns (other than reasonable costs of investigation and providing evidence) in connection therewith, unless (i) the Company has failed to provide counsel reasonably satisfactory to Bear Stearns in a timely manner,
(ii) counsel which has been provided by the Company reasonably determines that its representation of Bear Stearns would present it with a conflict of interest or (iii) Bear Stearns reasonably determines that there may be legal defenses available to it which are different from or in addition to those available to the Company. The Company shall not be responsible for the Legal Costs of more than one separate law firm in any one jurisdiction for Bear Stearns. Counsel representing Bear Stearns hereunder shall to the extent consistent with its professional responsibilities cooperate with the Company and any counsel designated by the Company. The Company shall be liable for any settlement of any claim against Bear Stearns made with the Company's written consent, which consent shall not be unreasonably withheld. The Company shall not, without the written consent of Bear Stearns, settle or compromise any claim or permit a default or consent to entry of any judgment in respect thereof unless such settlement, compromise or consent includes as an unconditional term thereof the giving by the claimant to Bear Stearns of an unconditional and irrevocable release from all liability in respect of such claim.

       In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these Indemnification Provisions is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification

General Wireless, Inc.
November 20, 1995
Page 3

in such case, then the Company, on the one hand, and Bear Stearns, on the other hand, shall contribute to the losses, claims, damages, obligations, penalties, judgments, liabilities, costs, expenses and disbursements to which the indemnified persona may be subject in accordance with the relative benefits received by the Company, on the one hand, and Bear Stearns, on the other hand, and also the relative fault of the Company, on the one hand, and Bear Stearns, on the other hand, in connection with the statements, acts or omissions which resulted in such losses, claims, damages, obligations, penalties, judgments, liabilities, costs, expenses and disbursements and the relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation. Notwithstanding the foregoing, Bear Stearns shall not be obligated to contribute any amount hereunder that exceeds the amount of fees previously received by Bear Stearns pursuant to the Agreement and the Engagement Agreement.

       Neither termination nor completion of the engagement of Bear Stearns referred to above shall affect these Indemnification Provisions which shall then remain operative and in full force and effect.

General Wireless, Inc.
November 20, 1995
Page 4

                            EXHIBIT B AND EXHIBIT C



          Substance of Opinion of Brobeck, Phleger & Harrison LLP and
                      Skadden, Arps, Slate, Meagher & Flom
                      ------------------------------------


       1. Each of the Company and the Subsidiaries has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority under the Purchase Documents and such laws to enter into and carry out the terms of the Purchase Documents, to conduct its business and to issue and sell the Securities. The Company is the record owner of all of the issued and outstanding capital stock of the Subsidiaries.

       2. This Agreement has been duly authorized, executed and delivered by the Company and constitute valid and binding agreement of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to court decisions holding that rights of indemnification or contribution may be unenforceable as contrary to public policy.

       3. The Securities have been duly authorized and validly issued and are fully paid and non-assessable, and the stockholders of the Company have no preemptive rights with respect to the Securities.

       4. The Warrants are exercisable for shares of Class C Common Stock of the Company in accordance with their terms, and the shares of Class C Common Stock initially issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon such exercise and, when so issued, will be validly issued, fully paid and non-assessable.

       5. The Company has an authorized capitalization as set forth in an attachment to such opinion; and all of the issued shares of capital stock of the Company and each of the Subsidiaries have been duly and validly authorized and issued, and are fully paid and non-assessable.

       6. To such counsel's knowledge, the execution and delivery of this Agreement and the Purchase Documents do not result in the violation of, constitute a default under or conflict with any contract, indenture, agreement, instrument, mortgage, judgment, decree, or order applicable to the Company, or result in the creation of any mortgage, lien, encumbrance or charge upon any of the properties or assets of the Company.

General Wireless, Inc.
November 20, 1995
Page 5

       7. Based upon the prospective Purchasers' representations contained in the Purchase Documents and assuming the offer and sale of the Securities has been conducted in the manner prescribed by this Agreement, the offer and sale of the Securities is exempt from the registration requirements of the Securities Act of 1933.

       8. To such counsel's knowledge, after due inquiry, there are no actions, proceedings or investigations pending or threatened against the Company.

       9. The Company is not required to be registered as an investment company within the meaning of the Investment Company Act of 1940, as amended.

       10. No consent, approval, authorization, order, registration or qualification of or with any governmental agency or body or, to such counsel's knowledge, any court, is required for the issue and sale of the Securities by the Company and the consummation of the transactions to occur at the Closing contemplated by the Purchase Documents.

       11. The description in the Private Placement Memorandum of matters relating to the Communications Act of 1934 and the rules and regulations thereunder, and any rules and regulations of, and administrative proceedings before, the FCC (collectively, "Communication Matters") is accurate and does not omit to state a material fact necessary to make such description not misleading; and such counsel do not know of any statutes or legal or governmental proceedings relating to Communication Matters that are necessary to be described in the Private Placement Memorandum that are not described in the Private Placement Memorandum.

       12. To such counsel's knowledge, the Company meets all requirements necessary to qualify as a "Small Business" for purposes of the FCC's rules and regulations applicable to the auction of the PCS Licenses and is eligible to bid as such on the 30 MHz "C" and "F" frequency blocks to be auctioned in the "entrepreneurs' auction" of PCS Licenses to be held by the FCC.

       In addition, such counsel shall state that no facts have come to such counsel's attention which has caused them to believe that the Private Placement Memorandum (except for or any financial statements or other financial or statistical data contained therein or omitted therefrom, and except for any statement or omission contained in the Private Placement Memorandum as originally issued or in any amendment, supplement or addendum thereto to the extent the same is superseded by a subsequent such amendment, supplement or addendum, in respect of all of which such counsel need express no opinion), from the date it was first distributed to investors to the date of such opinion, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that in giving such opinion such counsel may state that they have participated in the preparation of the Private

General Wireless, Inc.
November 20, 1995
Page 6

Placement Memorandum but have not verified and do not assume responsibility for the accuracy, completeness or fairness of the statements contained therein, although they have generally reviewed and discussed such statements with the Company and the representatives of Bear Stearns).

General Wireless, Inc.
November 20, 1995
Page 7

                                   EXHIBIT D


                          Opinion of Latham & Watkins
                          ---------------------------



       1. The Company is duly and validly formed and validly existing as a corporation under the laws of the State of Delaware, and has all requisite corporate power and authority to carry out the terms of the Purchase Documents.

       2. The Purchase Documents have been duly authorized, executed and delivered by the Company and constitute the valid and binding agreement of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law and to court decisions holding that rights of indemnification or contribution may be unenforceable as contrary to public policy).

General Wireless, Inc.
November 20, 1995
Page 8


                                   EXHIBIT E

                             PLACEMENT CERTIFICATE
                             ---------------------


       The undersigned, Bear Stearns & Co. Inc. (the "Agent"), and General Wireless, Inc. (the "Company"), hereby agree and certify as follows in connection with that certain placement (the "Placement") of the Units (as defined in the Private Placement Memorandum, dated November 1995 (the "Private Placement Memorandum")) pursuant to that certain Agency Agreement, dated November 20, 1995, between the Agent and the Company.

   1. The Agent hereby acknowledges and certified to and for the benefit of the Company as follows:

       (i) The Agent is a member of the National Association of Securities Dealers, Inc. and a broker-dealer registered as such under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and under the securities laws of the jurisdictions in which the Units were offered or sold by it, and the Agent has all corporate power and authority to perform its obligations under the Agency Agreement in connection with the Placement.

       (ii) Insofar as the actions of the Agent were concerned, offers and sales of the Units were made in compliance with applicable state "blue sky" laws.

       (iii) The Agent did not solicit offers to purchase the Units from any persons other than persons, believed by Bear Stearns, based solely upon its existing business relationships with such persons, to be qualified, both at the time of such offer and the date hereof, as qualified institutional buyers, as such term is defined in Rule 144 under the Securities Act (such persons are hereinafter referred to as "QIBs"), or as accredited investors, as such term is defined in Rule 501(a)(1),(2),(3),(7) or (8) under the Act ("Accredited Investors"). The Agent did not solicit offers to purchase the Units from offerees other than the purchasers of such Securities set forth in the Purchase Agreement referred to below and not more than ________ other investors, all of whom were either QIB's or Accredited Investors.

       (iv) The Agent used no offering or selling materials in connection with the offer or sale of the Units other than materials approved by the Company, and the Agent provided to each of the offerees all materials provided to it by the Company for distribution to such offerees.

       (v) At the direction of the Company, the Agent furnished each offeree and its representative, if any, with such information in addition to the Private Placement Memorandum as such offeree reasonably requested in connection with the offering and sale of the Units.

General Wireless, Inc.
November 20, 1995
Page 9

       (vi) The Agent did not offer the Units by means of any form of general solicitation or general advertising, including, without limitation, (a) any advertisement, article, notice or other communications published in any newspaper, magazine or similar medium, or any broadcast over television or radio, (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

   2. The Company hereby acknowledges and certifies to and for the benefit of the Agent, in addition to any other representations and warranties of the Company contained in the Agency Agreement, as follows:

       (i) The information contained in the Private Placement Memorandum (other than information relating to the Agent), as of the date thereof and as of the date hereof, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which made, not misleading. No representation or warranty is made as to any projections, estimates or any other analyses dependent upon future events contained in the Private Placement Memorandum, or any amendment or supplement thereto, if any, except that they have been prepared in good faith and are based upon assumptions which management, in light of the circumstances under which they are made, has no reason to believe are not reasonable.

       (ii) Sales of the Units by the Company were limited to persons who signed the Subscription Agreement dated as of November, 1995 (the "Purchase
Agreement") among the Company and the purchasers named therein and/or from which the Company and the Agent obtained a Managed Accounts Representation Letter.

       (iii) The Company furnished to the Agent for dissemination to each offeree and his or her representative, if any, such information as such offeree reasonably requested in connection with the offer and sale of the Units.

       (iv) The Company did not offer the Units by any means of any form of general solicitation or general advertising, including without limitation (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, or any broadcast over television or radio, (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

General Wireless, Inc.
November 20, 1995
Page 10

       The undersigned consent to the use of the representations contained herein as to factual matters by Skadden, Arps, Slate, Meagher & Flom and Cooley Godward Castro Huddleson & Tatum, counsel to the purchasers, in rendering legal opinions in connection with the Closing.


Dated: November  __, 1995             BEAR, STEARNS & CO.  INC.


                                      By:_____________________________

                                      Name:___________________________
                                           Managing Director



                                      GENERAL WIRELESS, INC.


                                      By:_____________________________

                                      Name:___________________________

                                      Title:__________________________

                             PLACEMENT CERTIFICATE
                             ---------------------



       The undersigned, Bear, Stearns & Co. Inc. (the "Agent"), and General Wireless, Inc. (the "Company"), hereby agree and certify as follows in connection with that certain placement (the "Placement") of the Units (as defined in the Private Placement Memorandum, dated November 1995 (including Supplement No. 1 thereto dated December 1, 1995, the "Private Placement Memorandum") pursuant to that certain Agency Agreement, dated November 20, 1995, between the Agent and the Company.

   1. The Agent hereby acknowledges and certified to and for the benefit of the Company as follows:

       (i) The Agent is a member of the National Association of Securities Dealers, Inc. and a broker-dealer registered as such under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and under the securities laws of the jurisdictions in which the Units were offered or sold by it, and the Agent has all corporate power and authority to perform its obligations under the Agency Agreement in connection with the Placement.

       (ii) Insofar as the actions of the Agent were concerned, offers and sales of the Units were made in compliance with applicable state "blue sky" laws.

       (iii) The Agent did not solicit offers to purchase the Units from any persons other than persons, believed by Bear Stearns, based solely upon its existing business or employment relationships with such persons, to be qualified, both at the time of such offer and the date hereof, as qualified institutional buyers, as such term is defined in Rule 144 under the Securities Act (such persons are hereinafter referred to as "QIBs"), or as accredited investors, as such term is defined in Rule 501(a)(1), (2), (3), (7) or (8) under the Act ("Accredited Investors"). The Agent did not solicit offers to purchase the Units from offerees other than the purchasers of such Units set forth in the Purchase Agreement referred to below and not more than 450 other investors, (of which approximately 250 offerees were senior managing directors or managing directors employed by the Agent or its affiliates) all of whom were either QIB's or Accredited Investors.

       (iv) The Agent used no offering or selling materials in connection with the offer or sale of the Units other than materials approved by the Company, and the Agent provided to each of the offerees all materials provided to it by the Company for distribution to such offerees.

       (v) At the direction of the Company, the Agent furnished each offeree and its representative, if any, with such information in addition to the Private Placement Memorandum as such offeree reasonably requested in connection with the offering and sale of the Units.

       (vi) The Agent did not offer the Units by means of any form of general solicitation or general advertising, including, without limitation, (a) any advertisement, article, notice or other communications published in any newspaper, magazine or similar medium, or any broadcast over television or radio, (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

   2. The Company hereby acknowledges and certifies to and for the benefit of the Agent, in addition to any other representations and warranties of the Company contained in the Agency Agreement, as follows:

       (i) The information contained in the Private Placement memorandum (other than information relating to the Agent), as of the date thereof and as of the date hereof, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which made, not misleading. No representation or warranty is made as to any projections, estimates or any other analyses dependent upon future events contained in the Private Placement Memorandum, or any amendment or supplement thereto, if any, except that they have been prepared in good faith and are based upon assumptions which management, in light of the circumstances under which they are made, has no reason to believe are not reasonable.

       (ii) Sales of the Units by the Company were limited to persons who signed the Subscription Agreement dated as of December 1, 1995 among the Company and the purchasers named therein and/or from which the Company and the Agent obtained a Managed Accounts Representation Letter.

       (iii) The Company furnished to the Agent for dissemination to each offeree and his or her representative, if any, such information as such offeree reasonably requested in connection with the offer and sale of the Units.

       (iv) The Company did not offer the Units by any means of any form of general solicitation or general advertising, including without limitation (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, or any broadcast over television or radio, (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.


                                      2.

       The undersigned consent to the use of the representations contained herein as to factual matters by Skadden, Arps, Slate, Meagher & Flom and Cooley Godward Castro Huddleson & Tatum, counsel to the purchasers, in rendering legal opinions in connection with the Closing.


Dated:  December 1, 1995                  BEAR, STEARNS & CO. INC.


                                          By:__________________________

                                          Name:________________________
                                               Managing Director


                                          GENERAL WIRELESS, INC.


                                          By:__________________________

                                                 Name:_________________

                                                 Title:________________







                                       3.

       The undersigned consent to the use of the representations contained herein as to factual matters by Skadden, Arps, Slate, Meagher & Flom and Cooley Godward Castro Huddleson & Tatum, counsel to the purchasers, in rendering legal opinions in connection with the Closing.


Dated:  December 1, 1995                  BEAR, STEARNS & CO. INC.


                                          By:__________________________

                                          Name:________________________
                                               Managing Director


                                          GENERAL WIRELESS, INC.


                                          By:__________________________

                                                 Name:_________________

                                                 Title:________________







                                       3.

       The undersigned consent to the use of the representations contained herein as to factual matters by Skadden, Arps, Slate, Meagher & Flom and Cooley Godward Castro Huddleson & Tatum, counsel to the purchasers, in rendering legal opinions in connection with the Closing.


Dated:  December 1, 1995                  BEAR, STEARNS & CO. INC.


                                          By:__________________________

                                          Name:________________________
                                               Managing Director


                                          GENERAL WIRELESS, INC.


                                          By:__________________________

                                                 Name:_________________

                                                 Title:________________







                                       3.

       The undersigned consent to the use of the representations contained herein as to factual matters by Skadden, Arps, Slate, Meagher & Flom and Cooley Godward Castro Huddleson & Tatum, counsel to the purchasers, in rendering legal opinions in connection with the Closing.


Dated:  December 1, 1995                  BEAR, STEARNS & CO. INC.


                                          By:__________________________

                                          Name:________________________
                                               Managing Director


                                          GENERAL WIRELESS, INC.


                                          By:__________________________

                                                 Name:_________________

                                                 Title:________________







                                       3.